     1933 Act File No. 333-85850

     1940 Act File No. 811-21073

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

[ ]

Pre-Effective Amendment No.

[ ]

Post-Effective Amendment No. 12

[X]

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

[X]

Amendment No. 14

(Check Appropriate Box or Boxes)

Bragg Capital Trust

(Exact Name of Registrant as Specified in Charter)

1031 South Caldwell Street, Suite 200

 Charlotte, NC 28203

 (Address of principal Executive Offices)

(704) 714-7711

(Registrant's Telephone Number, Including Area Code)

Steven Scruggs

1031 South Caldwell Street, Suite 200

 Charlotte, NC 28203

 (Agent For Service)

With Copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202-4089

It is proposed that this filing will become effective 60 days after filing pursuant to paragraph (a)(1) of Rule 485 of the Securities Act of 1933, as amended.

Queens Road Value Fund

QRVLX

Queens Road Small Cap Value Fund

QRSVX

PROSPECTUS

[_____ _], 2010

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: Queens Road Value Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Advisor
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: Queens Road Small Cap Value Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Advisor
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Advisor
Portfolio Manager
SHAREHOLDER INFORMATION
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTIONS AND TAXES
FINANCIAL HIGHLIGHTS
Privacy Statement

FUND SUMMARY:  QUEENS ROAD VALUE FUND

Investment Objective:  The Fund seeks long-term capital growth.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	None
Other Expenses (1)	0.00%
Acquired Fund Fees and Expenses (2)	[__]%
Total Annual Fund Operating Expenses	[__]%

(1)

Estimated for the Fund's current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$___	$___	$___	$___

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was [__]% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of U.S. companies.  Investments will be made based on their potential for capital growth without limitation on issuer capitalization.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund's investment advisor, Bragg Financial Advisors, Inc., invests the Fund's assets by pursuing a value-oriented strategy.  The advisor's strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples.  The advisor favors companies that maintain strong balance sheets and have experienced management.  Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market.  The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

Diversification.  Because the Fund is non-diversified, economic, political, or other conditions that affect the issuers in which the Fund may be heavily invested may result in greater fluctuation in the price of the Fund's shares than if the Fund was more widely diversified.

Issuer-specific changes.  The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio strategy.  The investment advisor's skill in choosing appropriate investments for the Fund will determine, in part, the Fund’s ability to achieve its investment objective.

Small and medium cap securities.  The prices of securities of small and medium capitalization companies generally are more volatile, less liquid; and more likely to be adversely affected by poor economic or market conditions than securities of larger companies.  Small and medium size companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group.

Stock market volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Value investing.  The value approach to investing involves the risk that those stocks may remain undervalued.  Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time.

Who May Want to Invest in the Fund?

Queens Road Value Fund is designed for investors who seek one or more of the following:

•

a stock fund with the long-term goal of growth of capital

•

a fund to complement a portfolio of other investments

•

are willing to accept significant changes (up or down) in the value of an investment

The Fund is NOT appropriate for investors who:

•

want to avoid high volatility or possible losses

•

want an investment that pursues market trends or focuses on particular sectors or industries

•

are pursuing a short-term goal or investing emergency reserve money

•

are seeking a high level of regular income or preservation of capital

Performance:  The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart

Calendar Years Ended December 31

[insert updated bar chart]

Best Quarter:	[____]	[__]%
Worst Quarter:	[____]	[__]%

The total return for Fund shares from January 1, 2010 to June 30, 2010 was [__]%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2009)

Queens Road Value Fund	One Year	Five Years	Since Inception (6-13-02)
Return before taxes	[__]%	[__]%	[__]%
Return after taxes on distributions	[__]%	[__]%	[__]%
Return after taxes on distributions and sale of Fund shares	[__]%	[__]%	[__]%
S&P 500/Citigroup Value Index (reflects no deduction for fees, expenses, or taxes)	[__]%	[__]%	[__]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

The S&P 500/Citigroup Value Index is a market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics.  The S&P 500/Citigroup Value Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings.  The value factors include: book value to price ratio, cash flow to price ratio, sales to price ratio and dividend yield.  The growth factors include: earnings per share growth rate, sales per share growth rate and internal growth rate each measured over five years.  The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  Individuals cannot invest directly in an index.

Investment Advisor:  Bragg Financial Advisors, Inc.

Portfolio Manager:  Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager of the advisor, has served the Fund as portfolio manager since [____].

Purchase and Sale of Fund Shares:  The minimum initial investment in shares is $2,500 for regular accounts and $1,000 for retirement plans, and the minimum subsequent investment is $1,000 for regular accounts and $50 for retirement plans.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY:  QUEENS ROAD SMALL CAP VALUE FUND

Investment Objective:  The Fund seeks long-term capital growth.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.24%
Distribution and Service (12b-1) Fees	None
Other Expenses (1)	0.00%
Acquired Fund Fees and Expenses (2)	[__]%
Total Annual Fund Operating Expenses	[__]%

(1)

Estimated for the Fund's current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$___	$___	$___	$___

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was [__]% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies.  The Fund defines small capitalization (small cap) companies as those with a market capitalization of no more than $2 billion at the time of purchase.  Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund's investment advisor, Bragg Financial Advisors, Inc., invests the Fund's assets by pursuing a value-oriented strategy.  The advisor's strategy begins with a screening process that seeks to identify small cap companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples.  The advisor favors companies that maintain strong balance sheets and have experienced management.  Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market.  The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

Diversification.  Because the Fund is non-diversified, economic, political, or other conditions that affect the issuers in which the Fund may be heavily invested may result in greater fluctuation in the price of the Fund's shares than if the Fund was more widely diversified.

Issuer-specific changes.  The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio strategy.  The investment advisor's skill in choosing appropriate investments for the Fund will determine, in part, the Fund’s ability to achieve its investment objective.

Small cap securities.  The prices of securities of small capitalization companies generally are more volatile, less liquid; and more likely to be adversely affected by poor economic or market conditions than securities of larger companies.  Small companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group.

Stock market volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Value investing.  The value approach to investing involves the risk that those stocks may remain undervalued.  Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time.

Who May Want to Invest in the Fund?

The Queens Road Small Cap Value Fund is designed for investors who seek one or more of the following:

•

an aggressive stock fund with the long-term goal of growth of capital

•

a fund to complement a portfolio of more conservative investments

•

are willing to accept significant changes (up or down) in the value of an investment

The Fund is NOT appropriate for investors who:

•

want to avoid high volatility or possible losses

•

want an investment that pursues market trends or focuses on particular sectors or industries

•

are pursuing a short term goal or investing emergency reserve money

•

are seeking regular income or preservation of capital

Performance:  The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart

Calendar Years Ended December 31

[insert updated bar chart]

Best Quarter:	[____]	[__]%
Worst Quarter:	[____]	[__]%

The total return for Fund shares from January 1, 2010 to June 30, 2010 was [__]%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2009)

Queens Road Small Cap Value Fund	One Year	Five Years	Since Inception (6-13-02)
Return before taxes	[__]%	[__]%	[__]%
Return after taxes on distributions	[__]%	[__]%	[__]%
Return after taxes on distributions and sale of Fund shares	[__]%	[__]%	[__]%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	[__]%	[__]%	[__]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.  The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  Individuals cannot invest directly in an index.

Investment Advisor:  Bragg Financial Advisors, Inc.

Portfolio Manager:  Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager of the advisor, has served the Fund as a portfolio manager since it commenced operations in 2002.

Purchase and Sale of Fund Shares:  The minimum initial investment in shares is $2,500 for regular accounts and $1,000 for retirement plans, and the minimum subsequent investment is $1,000 for regular accounts and $50 for retirement plans.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Each Fund’s objective is long-term capital growth.  Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.  However, the Queen's Road Small Cap Value Fund's investment policy to invest at least 80% of its assets in equity securities of small cap companies is non-fundamental and may be changed by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

Queens Road Value Fund

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of U.S. companies.  Investments will be made based on their potential for capital growth without limitation on issuer capitalization.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund's investment advisor, Bragg Financial Advisors, Inc., invests the Fund's assets by pursuing a value-oriented strategy.  The advisor's strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples.  The advisor favors companies that maintain strong balance sheets and have experienced management.  Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market.  The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Queens Road Small Cap Value Fund

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies.  The Fund defines small capitalization (small cap) companies as those with a market capitalization of no more than $2 billion at the time of purchase.  Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund's investment advisor, Bragg Financial Advisors, Inc., invests the Fund's assets by pursuing a value-oriented strategy.  The advisor's strategy begins with a screening process that seeks to identify small cap companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples.  The advisor favors companies that maintain strong balance sheets and have experienced management.  Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market.  The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Non-Principal Investment Strategies

Each Fund reserves the right to invest in other securities which may include other types of stocks, such as stocks of larger companies, foreign companies, growth companies, or fixed income investments including investment grade bonds and high risk bonds (often  called junk bonds).

Principal Investment Risks:

The risk descriptions below provide a more detailed explanation of the Funds' common principal investment risks (except as noted) that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.

Diversification.  The Funds are non-diversified. Therefore, each may invest a greater portion of its assets in the securities of one issuer than diversified funds.  Economic, political, or other conditions that affect the industries or issuers in which the Funds may be heavily invested may result in greater fluctuation in the price of the Funds’ shares than if the Funds were more widely diversified. However, each Fund does intend to meet certain tax diversification requirements.

Issuer-specific changes.  The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio strategy.  The investment advisor's skill in choosing appropriate investments for the Funds will determine in part each Fund’s ability to achieve its investment objective.  The advisor’s judgments about the attractiveness, value and potential appreciation of a particular security in which a Fund invests may prove to be inaccurate and may not produce the desired results.  Additionally, if the advisor overestimates the value or return potential of one or more securities, the Funds may underperform the equity market in general.  The market may not agree with the advisor's determination that a stock is undervalued, and the stock’s price may not increase to what the advisor believes is its full value.  It may even decrease in value.  During these periods, relative performance may suffer.

Small and medium cap securities.  (Medium cap securities risk not applicable to Queens Road Small Cap Value Fund) Investing in the securities of small and medium capitalization companies involves special risks.  Among other things, the prices of securities of these companies generally are more volatile than those of larger companies; the securities of small and medium capitalization companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.  In addition, it is anticipated that some of the Funds’ portfolio securities may not be widely traded, and that the Funds’ position in such securities may be substantial in relation to the market for such securities.  Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.  Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies.  The securities of smaller and medium companies may be subject to more abrupt fluctuations in market price than larger, more established companies.  Small companies have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

Stock market volatility.  While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.  Different parts of the market can react differently to these developments.

Value investing.  The value approach to investing involves the risk that those stocks may remain undervalued.  Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.  In addition, a Fund may forgo investments that show growth potential if they are inconsistent with its value investment strategy.  Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holding Disclosure:  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information and on the Funds’ website at www.queensroadfunds.com.

MANAGEMENT

Investment Advisor:  Bragg Financial Advisors, Inc.  ("BFA"), a registered investment advisor located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, is the Funds' investment advisor.  Each Fund has retained BFA to provide management and investment advisory services.  BFA provides investment management and supervision to individuals and institutions.  The firm manages over $420 million on a discretionary basis.  As compensation for the management and advisory services furnished to the Funds, BFA receives annually 0.95% of average daily net assets of Queens Road Value and 1.24% of average daily net assets of Queens Road Small Cap.  These annual rates are accrued daily and paid monthly for each fund.  These fees are reduced as certain net asset levels are reached, (see the Funds' Statement of Additional Information for further explanation).  BFA has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.  The Funds’ Annual and Semi-Annual reports contain additional information describing the Board of Trustee’s deliberations in approving the advisory agreement with BFA.

Portfolio Manager:  Steve Scruggs, CFA has been employed by BFA since January 2000.  Mr. Scruggs is Director of Research and Senior Portfolio Manager of BFA and a Trustee of the Funds.  Mr. Scruggs holds a Bachelor's Degree from North Carolina State University and an MBA from Wake Forest University.  He is a CFA charter holder and member of the CFA Institute.

The Funds’ Statement of Additional Information contains additional information regarding Mr. Scruggs’ compensation, other accounts managed by Mr. Scruggs, and Mr. Scruggs’ ownership of securities in the Funds.

SHAREHOLDER INFORMATION

Buying and Redeeming Shares

You pay no sales charge to purchase or sell (redeem) shares of a Fund.  The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If a Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity.  You should verify the accuracy of all transactions and statements as soon as you receive them.

Computing NAV

Net asset value (NAV) of each Fund is determined by calculating the total value of all portfolio securities, cash, other assets held by the Fund, and interest and dividends accrued and subtracting from that amount all liabilities, including accrued expenses.  The net asset value of each Fund is divided by the total number of shares outstanding to determine each Fund's NAV. The NAV is calculated at the close of regular trading on the NYSE on each business day the exchange is open. If the exchange closes early, the fund will calculate NAV at that time.

For purposes of computing NAV, each Fund uses the last reported sales price or quotation for portfolio securities, or if market quotations are not readily available, fair value will be determined in good faith by the Board of Trustees. If BFA believes, in good faith, that the market quotations provided do not accurately represent the value of a security, the security will be valued at fair value as determined in good faith according to the Fund's Pricing Policy approved by the Board of Trustees.

Transactions Through Third Parties

The Funds have authorized one or more brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker, its authorized designee, receives the order.  Customer orders will be priced at the applicable Fund’s NAV next computed after they are received by an authorized broker or its authorized designee.

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Brokers, advisors, retirement plans or others may charge transactions fees or set different minimum investments or limitations on buying or selling shares. Consult your financial representative if you have any questions about any such fees or imitations prior to buying or selling shares.

How to Purchase Shares

A minimum initial investment of $2,500 is required to open an account ($1,000 for Traditional and Roth IRAs) with subsequent minimum investments of $1,000 ($50 for Traditional and Roth IRAs).  Minimum initial investments may be waived if, in the investment advisor’s opinion, doing so would be in the interest of all shareholders.  For instance, if a group or class of investors would agree to invest amounts on a regular basis, such as in a 401k plan, or if the investment advisor has reason to believe that waiving the minimum would allow the Funds to attract more assets which would reduce the Funds operating expenses for all shareholders once certain asset levels are reached.

All orders are subject to acceptance, and we may reject purchases to protect other shareholders.

Shareholders’ Accounts

When you invest in a Fund, the Transfer Agent will establish an account to which all full and fractional shares (to three decimal places) will be credited.  Your purchase will receive the NAV next calculated after the Transfer Agent has received your order. The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

Initial Purchase

The initial purchase may be made by check or by wire in the following manner:

By Check.   You should   complete and sign the account application which accompanies this Prospectus, and send it along with a check for the initial investment payable to the Queens Road Value Fund or Queens Road Small Cap Value Fund to:

Mutual Shareholder Services, LLC

8000 Town Center Drive, Suite 400,

Broadview Heights, OH 44147

Please include on your check the name of the Fund you are investing in:

Queens Road Value Fund

-or-

Queens Road Small Cap Value Fund

By Wire.  In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

U.S.Bank, N.A.

ABA #0420-0001-3

A/C: 130107148533

f/b/o Queens Road Value Fund

- or -

f/b/o Queens Road Small Cap Value Fund

Your name and account number (if available) should also be provided. Your bank may charge a fee for the wire transfer of funds, which is your responsibility.

Through Brokers.  Each Fund may be made available through a network of brokers.  Please check with your broker on the availability of the Funds.

Subsequent Purchases

You may make additional purchases in the following manner:

By Check.  You should mail a check made payable to the Fund to the Transfer Agent.  Include your account number on the check.

By Wire.  Funds may be wired by following the previously stated instructions for an initial purchase.

An order confirmation will be mailed to you.

Automatic Investment Plan

The Automatic Investment Plan permits you to purchase shares of a Fund at monthly intervals, provided that your bank allows automatic withdrawals.  At your option, the bank account that you designate will be debited by an amount that you specify, and such funds will be used to purchase shares of a Fund on a monthly basis. To participate in the Automatic Investment Plan, call the Transfer Agent at (800) 595-3088 to obtain the appropriate forms.  The Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets.  You may terminate your participation with the Automatic Investment Plan at any time by notifying the Transfer Agent in writing.

Other Information Concerning Purchase of Shares

Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons.  If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss.  For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier's or certified check. For initial purchases, the Fund will not process a redemption of the purchased shares until clearance of the check deposited for that purchase. Cash, money orders and travelers checks are not accepted as payment for shares.

How to Redeem Shares

All shares of a Fund offered for redemption will be redeemed at the NAV of the Fund next determined after the Transfer Agent receives the redemption request that is in compliance with the requirements described in this section. Because each Fund's NAV will fluctuate as a result of changes in the market value of the Fund's portfolio securities, the amount you receive upon redemption may be more or less than the amount you paid for such Fund shares being redeemed. Redemption proceeds will be mailed to your registered address of record or, if the redemption proceeds are $5,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of such wire transfer.  Fund redemption proceeds will be mailed generally within 7 days of receipt of the redemption request. Redemptions for Fund shares will only be made after the check for the purchase of those Fund shares has cleared payment.  The Funds will not make redemption proceeds payable to any person other than the shareholder(s) of record.

Redemption by Mail

Shares may be redeemed by mail by writing directly to the Transfer Agent.  The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed, and must include your account number.  If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration form.  You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public is not an acceptable guarantor.

A request for redemption will not be processed until all the necessary documents have been received in proper form by the Transfer Agent. If you are in doubt as to what documents are required, you should contact the Transfer Agent at (800) 595-3088.

Other Information Concerning Redemption

Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the advisor, the Fund could be adversely affected by immediate payment.  In addition, the right of redemption for a Fund may be suspended or the date of payment postponed for (a) any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or (ii) during which trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (b) any period during which an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund. In determining whether any of the conditions for suspension of redemption are in effect, each Fund will be guided by the rules, regulations and pronouncements of the SEC.

Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days' written notice, all of your shares of the Fund if, through prior redemptions, your account has a net asset value of less than $1,000.  You will be given at least 30 days' written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring your account up to the applicable minimum balance before the redemption is processed.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds do not permit market-timing. The Funds are intended for long-term investors. Frequent trading of Fund shares, also known as “market-timing,” is not permitted. Excessive trading into or out of a Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, if you engage in this type of activity a Fund may suspend or terminate your trading privileges. A Fund may consider a shareholder’s history in any Fund, including trading history in other accounts under common ownership or control, in determining whether to suspend or terminate your trading privileges. All purchases are subject to acceptance by the Funds. The Funds reserve the right to reject any purchases it suspects to be market-timing.

In an attempt to deter market timing, the Funds will use methods including:

•

Selective monitoring of trade activity;

•

Broad authority to take discretionary action against market timers and against specific trades;

•

Reliance on others (transfer agents, financial intermediaries, etc.) market timing detection practices.

Each of the methods involves subjective judgments that are consistent with shareholder interests.  Furthermore, each of these methods involves some selectivity in their application.  While the Funds will seek to take actions that will detect and prohibit market timing, the Funds do not represent that market timing can be completely eliminated in any fund.  For instance, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit orders to the Fund on behalf of their customers who are beneficial owners.  To the extent that the Funds have omnibus accounts the Funds will ensure that brokers maintaining such accounts enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request.  Although the Funds will take reasonable efforts to eliminate market timing transactions there can be no assurance that the systems and procedures of the Funds, the Funds’ transfer agent, and financial intermediaries which submit orders to the Funds, will be able to monitor all trading activity.

DISTRIBUTION AND TAXES

The Funds have qualified, and intend to continue to qualify as "regulated investment companies" (RICs) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  To qualify, each Fund must, among other things, distribute each year substantially all of its net income and capital gains.  Funds that qualify as RICs are not liable for taxes on their distributions.

Each Fund will declare and pay dividends and distributions from net investment income and net capital at least annually. All distributions will be reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested in additional shares.  Shares become entitled to receive distributions on the day after the shares are issued.

Each Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.  Distributions of net income including short-term capital gains are taxable to you as ordinary income.  Distributions of long-term capital gain generally are taxable to you as long-term capital gain.  Based on their investment strategies, the Funds anticipate that their distributions will consist primarily of capital gains.  Distributions also may be subject to certain state and local taxes.  If a Fund fails to qualify as a registered investment company in any year, distributions may be subject to double taxation.  Please see the Statement of Additional Information for more information.

Avoid "Buying a Dividend"

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Investment income received by a Fund may give rise to withholding and other taxes imposed by foreign countries.  Each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to its shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that it will be able to do so.  For further information, please see the Statement of Additional Information.

A Fund may be required to withhold US federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax. Any amounts withheld may be credited against your US Federal income tax liability.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned the Fund’s shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Fund’s annual distributions normally consist primarily of capital gains.

Taxation of Distributions [subject to confirmation]

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors
Qualified dividend income	5%	15%
Other dividend income	Ordinary Income rate	Ordinary Income rate
Short-term capital gains	Ordinary Income rate	Ordinary Income rate
Long-term capital gains	5%	15%

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.  Please see the Statement of Additional Information for more information.

Each year shortly after December 31, a Fund will send you tax information stating the amount and type of distributions paid during the year. Consult your personal tax advisor about the tax consequences of an investment in the Fund in your particular circumstances.

Shareholder Inquiries Should Be Directed To:

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-800-595-3088

FINANCIAL HIGHLIGHTS

[financial highlights for each Fund to be supplied by subsequent amendment]

Privacy Statement

We are committed to safeguarding the confidential information of our clients.  We hold all personal information provided to our firm in strict confidence.  These records include all personal information we collect from you in connection with any of the services we provide.  We do not disclose information to non-affiliated third parties, except as required by law.  We use the information provided by you to help you meet your financial goals. Our policy with respect to personal information is described below.

We collect non-public, personal information about you from the following sources:  information we receive from you on applications or other forms, information about your transactions with us and our affiliates, which we obtain in the process of servicing your account.  We do not disclose any non-public, personal information about our clients or former clients to anyone except as follows: (1) when required by law or securities industry regulation, (2) when legally required to do so (such as in response to a subpoena), (3) to prevent fraud or a crime, or (4) to comply with a legally permitted inquiry by a government agency or a regulator.  When non-public information is shared with a third party, they are not permitted to release, use, or transfer any customer information to any other party for their own purposes.

Additional Disclosure

•

We do not provide personal information to mailing list vendors or solicitors for any purpose.

•

We maintain a secure office and computer environment to ensure that your personal information is not placed at unreasonable risk.

•

Employees are regularly trained on privacy and information security and on their obligation to protect customer information.

If you have any questions regarding the safekeeping of your personal information please contact us at (800) 595-3088. Thank you for investing with the Queens Road Mutual Funds.

FOR MORE INFORMATION

Additional information about the Funds has been filed with the Securities and Exchange Commission (the “Commission”) in a Statement of Additional Information ("SAI")dated the same date as this Prospectus. The Statement of Additional Information provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

Contacting the Funds

If you would like to obtain a free copy of the Statement of Additional Information, Semi Annual or Annual Report or have any inquiries about the Funds, please contact the Funds’ transfer agent, at (800) 595-3088. The information is also available on the Funds’ website www.queensroadfunds.com. Additional information about the Funds’ investments is available in the Funds’ annual and semi annual report to shareholders. In the Funds’ Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

Contacting the Securities and Exchange Commission

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can call 202-942-8090 for information on the Public Reference Room’s operations and copying charges.

You can receive copies of this information, after paying a duplicating fee,

By Writing to:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102

Or, by Emailing:

publicinfo@sec.gov

Free access to reports and other information about the Funds is available from the

EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-21073